DeGolyer and MacNaughton
5001 Spring Valley Road
Suite 800 East
Dallas, Texas 75244

# REPORT
# as of
# DECEMBER 31, 2013
# on
# RESERVES and ASSOCIATED REVENUE
# and
# CONTINGENT RESOURCES
# owned by
# SARATOGA RESOURCES, INC.

# TABLE of CONTENTS

DeGolyer and MacNaughton
5001 Spring Valley Road
Suite 800 East
Dallas, Texas 75244

# REPORT
as of
DECEMBER 31, 2013
on
RESERVES and ASSOCIATED REVENUE
and
CONTINGENT RESOURCES
owned by
SARATOGA RESOURCES, INC.

## FOREWORD

### Scope of Investigation

This report presents an appraisal, as of December 31, 2013, of the extent and value of the proved and probable undeveloped crude oil, condensate, and natural gas reserves and the extent and potential value of the contingent resources of certain properties that Saratoga Resources, Inc. (Saratoga) has represented that it owns. The reserves and contingent resources estimated in this report are located in the Gulf of Mexico offshore from Louisiana. The properties appraised are listed in detail in the appendix bound with this report.

Estimates of reserves presented in this report have been prepared in compliance with the regulations promulgated by the United States Securities and Exchange Commission (SEC). These reserves definitions are discussed in detail in the Definition of Reserves section of this report.

The contingent resources presented in this report have been prepared in accordance with the Petroleum Resources Management System (PRMS) approved in March 2007 by the Society of Petroleum Engineers, the World Petroleum Council, the American Association of Petroleum Geologists, and the Society of Petroleum Evaluation Engineers. The contingent resources definitions are discussed in detail in the Definition of Contingent Resources section of this report.

Reserves estimated in this report are expressed as gross and net reserves. Gross reserves are defined as the total estimated petroleum to be produced from these properties after December 31, 2013. Net reserves are defined as that portion of the gross reserves attributable to the interests owned by Saratoga after deducting royalties and interests owned by others.

This report also presents values for proved and probable reserves using prices and costs provided by Saratoga. Future prices were estimated using guidelines established by the SEC and the Financial Accounting Standards Board (FASB). A detailed explanation of the future price and cost assumptions is included in the Valuation of Reserves section of this report.

Values of proved and probable reserves in this report are expressed in terms of estimated future gross revenue, future net revenue, and present worth. Future gross revenue is that revenue which will accrue to the appraised interests from the production and sale of the estimated net reserves. Future net revenue is calculated by deducting estimated production taxes, ad valorem taxes, operating expenses, and capital costs from the future gross revenue. Operating expenses include field operating expenses, transportation expenses, compression charges, and an allocation of overhead that directly relates to production activities. Future income tax expenses were not taken into account in the preparation of these estimates. Present worth is defined as future net revenue discounted at a specified arbitrary discount rate compounded monthly over the expected period of realization. In this report, present worth values using a discount rate of 10 percent are reported in detail and values using discount rates of 5, 8, 12, 15, 20, 25, and 30 percent are reported as totals in the appendix bound with this report.

The contingent resources in this report are expressed as gross and net contingent resources. Gross contingent resources are defined as the total estimated petroleum that is potentially recoverable from known accumulations after December 31, 2013. Net contingent resources are defined as that portion of the gross contingent resources attributable to the interests of Saratoga after deducting interests owned by others.

The contingent resources estimated herein are those volumes of petroleum that are potentially recoverable from known accumulations but which are not currently considered to be commercially

recoverable. Because of the uncertainty of commerciality, the contingent resources estimated herein cannot be classified as reserves. The contingent resources estimates in this report are provided as a means of comparison to other contingent resources and do not provide a means of direct comparison to reserves. The contingent resources estimated in this report have an economic status of Sub-Marginal.

Contingent resources quantities should not be confused with those quantities that are associated with reserves due to the additional risks involved. The quantities that might actually be recovered should they be developed may differ significantly from the estimates presented herein. There is no certainty that it will be commercially viable to produce any portion of the contingent resources evaluated.

Estimates of crude oil, condensate, and natural gas reserves, future net revenue, contingent resources, and potential value of contingent resources should be regarded only as estimates that may change as further production history and additional information become available. Not only are such reserves and revenue estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

Authority

This report was prepared at the request of Mr. Andy C. Clifford, President of Saratoga.

Source of Information

Data used in the preparation of this report were obtained from Saratoga and from public sources. In the preparation of this report we have relied, without independent verification, upon information furnished by Panhandle with respect to its property interests, production from such properties, current costs of operation and development, current prices for production, agreements relating to current and future operations and sale of production, and various other information and data that were accepted as represented. A field examination of the properties was not considered necessary for the purposes of this report.

## DEFINITION of RESERVES

Petroleum reserves included in this report are classified as proved and probable. Only proved and probable reserves have been evaluated for this report. Reserves classifications used in this report are in accordance with the reserves definitions of Rules 4–10(a) (1)–(32) of Regulation S–X of the SEC. Reserves are judged to be economically producible in future years from known reservoirs under existing economic and operating conditions and assuming continuation of current regulatory practices using conventional production methods and equipment. In the analyses of production–decline curves, reserves were estimated only to the limit of economic rates of production under existing economic and operating conditions using prices and costs consistent with the effective date of this report, including consideration of changes in existing prices provided only by contractual arrangements but not including escalations based upon future conditions. The petroleum reserves are classified as follows:

> *Proved oil and gas reserves* – Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.
>
> > (i) The area of the reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.
> >
> > (ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience,

engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:
(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12 month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

*Probable reserves* – Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (iv) and (vi) of the definition of possible reserves.

*Possible reserves* – Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience

and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (iii) of the proved oil and gas definition, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

*Developed oil and gas reserves* – Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

*Undeveloped oil and gas reserves* – Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in [section 210.4–10 (a) Definitions], or by other evidence using reliable technology establishing reasonable certainty.

The extent to which probable and possible reserves ultimately may be reclassified as proved reserves is dependent upon future drilling, testing, and well performance. The degree of risk to be

applied in evaluating probable and possible reserves is influenced by economic and technological factors as well as the time element. Probable reserves in this report have not been adjusted in consideration of these additional risks and therefore are not comparable to proved reserves. No possible reserves have been evaluated for this report.

**ESTIMATION of RESERVES**

Estimates of reserves were prepared by the use of appropriate geologic, petroleum engineering, and evaluation principles and techniques that are in accordance with practices generally recognized by the petroleum industry as presented in the publication of the Society of Petroleum Engineers entitled "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (Revision as of February 19, 2007)." The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history.

When applicable, the volumetric method was used to estimate the original oil in place (OOIP) and original gas in place (OGIP). Structure maps were prepared to delineate each reservoir, and isopach maps were constructed to estimate reservoir volume. Electrical logs, radioactivity logs, core analyses, and other available data were used to prepare these maps as well as to estimate representative values for porosity and water saturation. When adequate data were available and when circumstances justified, material-balance and other engineering methods were used to estimate OOIP or OGIP.

Estimates of ultimate recovery were obtained after applying recovery factors to OOIP or OGIP. These recovery factors were based on consideration of the type of energy inherent in the reservoirs, analyses of the petroleum, the structural positions of the properties, and the production histories. When applicable, material-balance and other engineering methods were used to estimate recovery factors. An analysis of reservoir performance, including production rate, reservoir pressure, and gas-oil ratio behavior, was used in the estimation of reserves.

For depletion-type reservoirs or those whose performance disclosed a reliable decline in producing-rate trends or other diagnostic characteristics, reserves were estimated by the application of appropriate decline curves or other performance relationships. In the analyses of production decline curves, reserves were estimated only to the limits of economic production.

In certain cases, when the previously named methods could not be used, reserves were estimated by analogy with similar wells or reservoirs for which more complete data were available.

The development status represents the status applicable on December 31, 2013. No data beyond the signed date of this report were used in this evaluation, and therefore any events which may have occurred subsequent to the signed date of this report were not taken into account in this evaluation.

Gas reserves estimated herein are expressed as wet gas and sales gas. Wet gas is defined as the total gas to be produced before reductions for volume loss due to fuel and flare consumption and reduction for liquids removal. Sales gas is defined as that portion of the wet gas to be produced from the reservoir, measured at the point of delivery, after reduction for fuel usage and shrinkage resulting from field separation and plant processing. Gross gas quantities are reported as wet gas. Net gas quantities are reported as sales gas. All gas quantities are expressed at the temperature base of 60 degrees Fahrenheit (°F) and a pressure base of 14.73 pounds per square inch absolute (psia). Oil and condensate reserves estimated herein are those to be recovered by conventional lease separation.

The following table presents estimates of the proved and probable undeveloped reserves, as of December 31, 2013, of the properties appraised, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

| | Gross Reserves | | Net Reserves | |
|---|---|---|---|---|
| | Oil and Condensate (Mbbl) | Wet Gas (MMcf) | Oil and Condensate (Mbbl) | Sales Gas (MMcf) |
| Proved Undeveloped | 1,647 | 15,298 | 1,268 | 8,835 |
| Probable Undeveloped | 382 | 3,860 | 294 | 2,229 |

Note: Probable reserves have not been risk adjusted to make them comparable to proved reserves.

## DEFINITION of CONTINGENT RESOURCES

Petroleum resources included in this report are classified as contingent resources and have been prepared in accordance with the PRMS approved in March 2007 by the Society of Petroleum Engineers, the World Petroleum Council, the American Association of Petroleum Geologists, and the Society of Petroleum Evaluation Engineers. Because of the lack of commerciality or sufficient development drilling, the contingent resources estimated herein cannot be classified as reserves. The petroleum resources are classified as follows:

> *Contingent Resources* – Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.
>
> Based on assumptions regarding future conditions and their impact on ultimate economic viability, projects currently classified as Contingent Resources may be broadly divided into three economic status groups:
>
>> *Marginal Contingent Resources* – Those quantities associated with technically feasible projects that are either currently economic or projected to be economic under reasonably forecasted improvements in commercial conditions but are not committed for development because of one or more contingencies.
>>
>> *Sub-Marginal Contingent Resources* – Those quantities associated with discoveries for which analysis indicates that technically feasible development projects would not be economic and/or other contingencies would not be satisfied under current or reasonably forecasted improvements in commercial conditions. These projects nonetheless should be retained in the inventory of discovered resources pending unforeseen major changes in commercial conditions.
>>
>> *Undetermined Contingent Resources* – Where evaluations are incomplete such that it is premature to clearly define ultimate

chance of commerciality, it is acceptable to note that project economic status is "undetermined."

The estimation of resources quantities for an accumulation is subject to both technical and commercial uncertainties and, in general, may be quoted as a range. The range of uncertainty reflects a reasonable range of estimated potentially recoverable volumes. In all cases, the range of uncertainty is dependent on the amount and quality of both technical and commercial data that are available and may change as more data become available.

*1C (Low), 2C (Best), and 3C (High) Estimates* – Estimates of petroleum resources are expressed using the terms 1C (low) estimate, 2C (best) estimate, and 3C (high) estimate to reflect the range of uncertainty.

## ESTIMATION of CONTINGENT RESOURCES

Estimates of contingent resources were prepared by the use of appropriate geologic, petroleum engineering, and evaluation principles and techniques that are in accordance with practices generally recognized by the petroleum industry and in accordance with definitions established by the PRMS. The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history.

When applicable, the volumetric method was used to estimate the original oil in place (OOIP) and original gas in place (OGIP). Structure maps were used to delineate the reservoir, and isopach maps were utilized to estimate reservoir volume. Electrical logs, radioactivity logs, core analyses, and other available data were used to prepare these maps as well as to estimate representative values for porosity and water saturation. When adequate data were available and when circumstances justified, material-balance and other engineering methods were used to estimate OOIP or OGIP.

Estimates of ultimate recovery (EUR) were obtained after applying recovery factors to OOIP or OGIP. These recovery factors were based on consideration of the type of energy inherent in the reservoirs, analyses of the petroleum, the structural positions of the properties, and the production histories. When applicable, material-balance and other engineering methods were used to estimate recovery factors. An analysis of reservoir performance, including production rate, reservoir pressure, and gas-oil ratio behavior, was used in the estimation of reserves.

The development status represents the status applicable on December 31, 2013. No data beyond the signed date of this report were used in this evaluation, and therefore any events which may have occurred subsequent to the signed date of this report were not taken into account in this evaluation.

Gas contingent resources estimated herein are expressed as wet gas and sales gas. Wet gas is defined as the total gas to be produced before reductions for volume loss due to fuel and flare consumption and reduction for liquids removal. Sales gas is defined as that portion of the wet

gas to be produced from the reservoir, measured at the point of delivery, after reduction for fuel usage and shrinkage resulting from field separation and plant processing. Gross gas contingent resources are reported as wet gas. Net gas contingent resources are reported as sales gas. All gas quantities are expressed at the temperature base of 60 °F and a pressure base of 14.73 pounds per square inch absolute (psia). Oil and condensate contingent resources estimated herein are those to be recovered by conventional lease separation.

The estimated gross and net 1C contingent resources, as of December 31, 2013, are summarized as follows, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

| | Gross Sub-Marginal Contingent Resources | | Net Sub-Marginal Contingent Resources | |
|---|---|---|---|---|
| | **Oil and Condensate (Mbbl)** | **Wet Gas (MMcf)** | **Oil and Condensate (Mbbl)** | **Sales Gas (MMcf)** |
| 1C Contingent Resources | 75 | 5,787 | 57 | 3,342 |

Notes:

1. Application of any risk factor to contingent resources quantities does not equate contingent resources with reserves.
2. There is no certainty that it will be commercially viable to produce any portion of the contingent resources evaluated.

## VALUATION of RESERVES

This report has been prepared using initial prices and costs and future price and cost assumptions specified by Saratoga. Future prices were estimated using guidelines established by the SEC and the FASB.

In this report, values for proved and probable undeveloped reserves are based on projections of estimated future production and revenue prepared for these properties with no risk adjustment applied to the probable reserves. Revenue values for probable undeveloped reserves have not been adjusted to account for such risks; this adjustment would be necessary in order to make probable reserves values comparable with values for proved reserves.

The following assumptions were used for estimating future prices and costs:

*Oil and Condensate Prices*

Oil and condensate price differentials for each property were provided by Saratoga. The prices were calculated using these differentials to a posted West Texas Intermediate (WTI) price of $95.44 per barrel and were held constant for the lives of the properties. The WTI price of $107.13 is the 12-month average price calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to December 31, 2013. The weighted average price over the lives of the proved properties was $102.03 per barrel of oil.

*Natural Gas Prices*

Gas price differentials for each property were provided by Saratoga. The prices were calculated using these differentials to a Henry Hub price of $3.67 per million British thermal units (MMBtu) and were held constant for the lives of the properties. The Henry Hub gas price of $3.67 per MMBtu

is the 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to December 31, 2013. The weighted average price over the lives of the proved properties was $3.621 per thousand cubic feet of gas.

*Operating Expenses and Capital Costs*

Estimates of operating expenses based on current costs were held constant for the producing lives of the properties. Future capital expenditures were estimated using 2013 values and were not adjusted for inflation.

The estimated future revenue to be derived from the production and sale of the proved and probable reserves, as of December 31, 2013, of the properties appraised is summarized as follows, expressed in thousands of dollars (M$):

| | Proved Undeveloped | Probable Undeveloped |
|---|---|---|
| Future Gross Revenue, M$ | 161,350 | 38,053 |
| Production and Ad Valorem Taxes, M$ | 0 | 0 |
| Operating Expenses, M$ | 36,989 | 12,354 |
| Capital Costs, M$ | 52,860 | 0 |
| Abandonment, M$ | 3,600 | 0 |
| Future Net Revenue, M$ | 67,901 | 25,699 |
| Present Worth at 10 Percent, M$ | 37,224 | 10,490 |

Notes:

1. Future income taxes have not been taken into account in the preparation of these estimates.
2. Values for probable reserves have not been risk adjusted to make them comparable to values for proved reserves.

In our opinion, the information relating to estimated proved and probable reserves, estimated future net revenue from proved and probable reserves, and present worth of estimated future net revenue from proved and probable reserves of oil, condensate, and gas contained in this report has been prepared in accordance with Paragraphs 932–235–50–4, 932–235–50–6, 932–235–50–7, 932–235–50–9, 932–235–50–30, and 932–235–50–31(a), (b), and (e) of the Accounting Standards Update 932–235–50, *Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation*

*and Disclosures* (January 2010) of the Financial Accounting Standards Board and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, 1202(a) (1), (2), (3), (4), (5), (8)(i), (ii), and (v)–(x), and 1203(a) of Regulation S–K of the Securities and Exchange Commission; provided, however, that (i) future income tax expenses have not been taken into account in estimating the future net revenue and present worth values set forth herein and (ii) estimates of the proved and probable undeveloped reserves are not presented at the beginning of the year.

## VALUATION of CONTINGENT RESOURCES

This report presents potential values that were estimated for the 1C contingent resources using price and cost assumptions specified by Saratoga. The following assumptions were used for estimating future prices and expenditures:

*Oil and Condensate Prices*

Saratoga has represented that the oil and condensate prices were based on a reference price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period, unless prices are defined by contractual arrangements. Saratoga provided differentials to a LLS reference price of $107.13 per barrel of oil. The prices were held constant thereafter.

*Natural Gas Prices*

Saratoga has represented that the natural gas prices were based on a reference price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period, unless prices are defined by contractual arrangements. Saratoga provided differentials and heating value adjustments to a Henry Hub reference price of $3.67 per MMBtu.

*Operating Expenses and Capital Costs*

Estimates of operating expenses based on current expenses were used for the lives of the properties with no increases in the future based on inflation. In certain cases future costs, either higher or lower than current costs, may have been used because of anticipated changes in operating conditions. Future capital expenditures were estimated using 2013 values and were not adjusted for inflation.

The estimated future potential revenue to be derived from the production and sale of the net Sub-Marginal 1C contingent resources, as of December 31, 2013, of the properties appraised is summarized as follows, expressed in thousands of dollars (M$):

| | Sub-Marginal 1C Contingent Resources |
|---|---|
| Future Gross Revenue, M$ | 17,841 |
| Production and Ad Valorem Taxes, M$ | 0 |
| Operating Expenses, M$ | 13,701 |
| Capital Costs, M$ | 16,908 |
| Abandonment, M$ | 1,800 |
| Future Net Revenue, M$ | (14,568) |
| Present Worth at 10 Percent, M$ | (14,528) |

Notes:
1. Future income taxes were not taken into account in the preparation of these estimates.
2. Application of any risk factor to contingent resources quantities does not equate contingent resources with reserves.
3. There is no certainty that it will be commercially viable to produce any portion of the contingent resources evaluated.

The appendix bound with this report includes (1) summary projections of proved and probable undeveloped reserves and revenue by reserves classification, (2) tabulations of proved and probable undeveloped reserves and revenue by reserves classification and lease, (3) projections of proved and probable undeveloped reserves and revenue by reserves classification and lease, and (4) projections of 1C contingent resources and potential revenue by lease.

## SUMMARY and CONCLUSIONS

Saratoga has represented that it owns interests in certain properties located in the Gulf of Mexico offshore from Louisiana. The estimated net proved and probable reserves of the properties appraised, as of December 31, 2013, are summarized as follows, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

| | Net Reserves | |
|---|---|---|
| | Oil and Condensate (Mbbl) | Sales Gas (MMcf) |
| Proved Undeveloped | 1,268 | 8,835 |
| Probable Undeveloped | 294 | 2,229 |

Note: Probable reserves have not been risk adjusted to make them comparable to proved reserves.

Estimated revenue and costs attributable to Saratoga's interests in the proved and probable undeveloped reserves, as of December 31, 2013, of the properties appraised under the aforementioned assumptions concerning future prices and costs are summarized as follows, expressed in thousands of dollars (M$):

| | Proved Undeveloped | Probable Undeveloped |
|---|---|---|
| Future Gross Revenue, M$ | 161,350 | 38,053 |
| Future Net Revenue, M$ | 67,901 | 25,699 |
| Present Worth at 10 Percent, M$ | 37,224 | 10,490 |

Notes:

1. Future income taxes have not been taken into account in the preparation of these estimates.
2. Values for probable reserves have not been risk adjusted to make them comparable to values for proved reserves.

The estimated net Sub-Marginal contingent resources, as of December 31, 2013, are summarized as follows, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

| | Net Sub-Marginal Contingent Resources | |
|---|---|---|
| | Oil and Condensate (Mbbl) | Sales Gas (MMcf) |
| 1C Contingent Resources | 57 | 3,342 |

Notes:

1. Application of any risk factor to contingent resources quantities does not equate contingent resources with reserves.
2. There is no certainty that it will be commercially viable to produce any portion of the contingent resources evaluated.

The estimated potential future revenue to be derived from the production and sale of the net Sub-Marginal 1C contingent resources, as of December 31, 2013, of the properties appraised is summarized as follows, expressed in thousands of dollars (M$):

| | Sub-Marginal 1C Contingent Resources |
|---|---|
| Future Gross Revenue, M$ | 17,841 |
| Future Net Revenue, M$ | (14,568) |
| Present Worth at 10 Percent, M$ | (14,528) |

Notes:

1. Future income taxes were not taken into account in the preparation of these estimates.
2. Application of any risk factor to contingent resources quantities does not equate contingent resources. with reserves.
3. There is no certainty that it will be commercially viable to produce any portion of the contingent resources evaluated.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant's ability to recover its oil and gas reserves, we are not aware of any such governmental actions which would restrict the recovery of the December 31, 2013, estimated oil and gas volumes. The reserves estimated in this report can be produced under current regulatory guidelines.

DeGolyer and MacNaughton is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the world since 1936. DeGolyer and MacNaughton does not have any financial interest, including stock ownership, in Saratoga. Our fees were not contingent on the results of our evaluation. This report has been prepared at the request of Saratoga. DeGolyer and MacNaughton has used all assumptions, procedures, data, and methods that it considers necessary to prepare this report.

Submitted,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716

SIGNED: December 11, 2013


STATE OF TEXAS
GREGORY KYLE GRAVES
70734
LICENSED
PROFESSIONAL ENGINEER

Gregory K. Graves
Senior Vice President
DeGolyer and MacNaughton